Business Combinations	12 Months Ended
Oct. 31, 2018
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Business Combinations
38	Business Combinations

Acquisitions that closed in 2018

Jarislowsky, Fraser Limited, Canada

On May 1, 2018, the Bank completed the acquisition of Jarislowsky, Fraser Limited, an independent investment firm with approximately $40 billion in assets under management on behalf of institutional and high net worth clients. The purchase price of $978 million was satisfied primarily by the issuance of 11.1 million common shares valued at $878 million and cash of $44 million. The fair value of the common shares issued is based on the quoted price of the shares of the Bank as at May 1, 2018 which was $78.86. Included in this purchase price is an earn-out of an amount of $56 million in additional common shares which may be paid based on achieving future growth targets. The acquired business forms part of the Canadian Banking business segment.

The fair value of the identifiable net assets of Jarislowsky, Fraser Limited at the date of acquisition was:

($ million)
Total net assets acquired	$9
Intangible assets
Finite life intangible asset arising on acquisition(1)	255
Indefinite life intangible assets arising on acquisition(2)	308
Deferred tax liability	(150)
Goodwill arising on acquisition	556
Purchase consideration transferred	$978

(1)	Comprised of customer relationship intangible of $255.
(2)	Comprised of fund management contracts of $290 and trademark of $18.

Goodwill of $556 million largely reflects the value of synergies expected by combining certain operations within the Bank’s asset management businesses as well as Jarislowsky Fraser’s strong market presence and future growth prospects.

Citibank’s consumer and small and medium enterprise operations, Colombia

On June 30, 2018, the Bank’s Colombian subsidiary, Scotiabank Colpatria S.A., completed the previously announced acquisition of Citibank’s consumer (retail and credit cards) and small and medium enterprise operations in Colombia. The acquired business forms part of the Bank’s International Banking business segment.

The Bank has not finalized its initial accounting for the acquisition as it is still completing its valuation of the assets acquired and liabilities assumed. As at October 31, 2018, $2.0 billion of assets (mainly loans of $1.9 billion) and $1.4 billion of liabilities (mainly deposits of $1.3 billion) have been recorded. Subsequent adjustment during the measurement period will occur as the Bank completes its estimation of fair values of assets acquired and liabilities assumed.

BBVA, Chile

On July 6, 2018, the Bank acquired 68.2% of Banco Bilbao Vizcaya Argentaria, Chile, 100% of BBVA Seguros Vida S.A., 100% of Servicios Corporativos S.A., 68.1% of Inmobiliaria e Inversiones S.A. and 4.1% of Inversiones DCV S.A. (together “BBVA Chile”) in Chile for cash consideration of US$ 2.2 billion, following receipt of regulatory approvals in Chile and Canada. The Bank consolidated 100% of BBVA Chile’s assets and liabilities and recorded a non-controlling interest of 31.8%. The acquired business forms part of the International Banking business segment.

On September 1, 2018, BBVA Chile merged with Scotiabank Chile. The minority shareholder in BBVA Chile paid the Bank US$ 0.4 billion to increase their pro forma ownership of the merged entity. Subsequent to these transactions, the Bank retained control over the combined entity with 75.5% of the total shares. Under this agreement, the non-controlling shareholders have the option to sell all or a portion of their shares to the Bank at the then fair value, which can be settled, at the Bank’s discretion, by the issuance of common shares or cash.

Based on the current estimates of acquisition date fair values, the Bank has estimated and recorded loans of $19.9 billion, other assets of $8.4 billion and an aggregate amount of goodwill and intangibles of $1.3 billion. Simultaneously, the Bank has recorded deposits of $13.4 billion and other liabilities of $12.8 billion. The Bank had recorded a non-controlling interest in BBVA Chile of approximately $0.6 billion at the time of the acquisition, which changed to approximately $0.8 billion at the time of the merger of BBVA Chile with Scotiabank Chile. The purchase price allocation is considered to be preliminary and subsequent adjustments during the measurement period will occur as the Bank completes its estimation of fair values of assets acquired and liabilities assumed.

MD Financial Management, Canada

On October 3, 2018, the Bank completed the previously announced acquisition of MD Financial Management (“MD Financial”) from the Canadian Medical Association, (“CMA”), for approximately $2.7 billion, payable in cash. MD Financial is Canada’s leading provider of financial services to physicians and their families, with approximately $49 billion in assets under management and administration. The acquired business forms part of the Canadian Banking business segment.

On closing, the Bank and the CMA entered into a 10- year affinity agreement under which the Bank has committed to pay $115 million over the next 10 years to support the advancement of the medical profession and health care in Canada.

Based on current estimates of acquisition date fair values, the Bank has estimated and recorded approximately $1.9 billion of indefinite life intangibles, goodwill of $1.2 billion, $70 million of finite life intangibles, $0.5 billion of deferred tax liabilities and $0.1 billion of other net assets acquired. The purchase price allocation is considered to be preliminary and will be refined as the Bank completes its valuation of the fair value of assets acquired and liabilities assumed.

Aggregate impact to Consolidated Income

For the year ended October 31, 2018, all four acquisitions contributed revenue of $394 million in aggregate and a net loss of $257 million in aggregate.

The primary reason for the net loss is the recording of a provision for credit losses of $404 million ($285 million after-tax) on acquired performing financial assets, as required under IFRS 9.

Acquisition costs directly related to the four acquisitions of $44 million are included in non-interest expenses in the Consolidated Statement of Income.

Acquisitions announced but not closed

Banco Cencosud, Peru

On May 9, 2018, the Bank announced that Scotiabank Peru, its wholly owned subsidiary, has reached an agreement to acquire a 51% controlling interest in Banco Cencosud, which offers credit cards and consumer loans in Peru, for approximately $130 million. Under the terms of the agreement, the two companies will also enter into a 15-year partnership to manage the credit card business and provide additional products and services to customers.

Subject to regulatory approvals and closing conditions the acquisition is expected to close in the first quarter of 2019.

Banco Dominicano del Progreso, Dominican Republic

On August 14, 2018, the Bank announced that it has reached an agreement to acquire Banco Dominicano del Progreso, S.A. – Banco Múltiple (Banco Dominicano del Progreso), a bank with operations in the Dominican Republic, subject to regulatory approval. The transaction is not considered financially material to the Bank.

Subject to regulatory approvals and closing conditions the acquisition is expected to close in the first quarter of 2019.